UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
November 3, 2010
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

7201 West Friendly Avenue	27410
Greensboro, North Carolina	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (336) 294-4410
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
          On November 3, 2010, following the previously announced approval by the Board of Directors and shareholders of Unifi, Inc. (the “Registrant”) of a reverse stock split of the Registrant’s common stock, par value $.10 per share (the “Common Stock”) at a reverse stock split ratio of 1-for-3 (the “Reverse Stock Split”), the Registrant filed an amendment (the “Amendment”) to the Registrant’s Restated Certificate of Incorporation with the New York Department of State to effect the Reverse Stock Split, which became effective upon such filing (the “Effective Time”).
          The Amendment is attached hereto as Exhibit 3.1 hereto and is incorporated herein by reference.
ITEM 8.01. OTHER EVENTS.
(a) Reverse Stock Split.
          As a result of the Reverse Stock Split described in Item 5.03 above, every three shares of Common Stock outstanding was automatically converted, as of the Effective Time, into one share of Common Stock, subject to the treatment of fractional shares. The Registrant’s shareholders who would otherwise hold fractional shares because the number of shares of Common Stock they held before the Reverse Stock Split was not evenly divisible by the Reverse Stock Split ratio are entitled to receive cash (without interest) in lieu of such fractional shares in an amount equal to $14.34, which represents the closing price of the Common Stock as reported on the New York Stock Exchange Inc. (the “NYSE”) on November 2, 2010 as adjusted by the Reverse Stock Split ratio, multiplied by the applicable fraction of a share, for such fractional share of Common Stock to which they would otherwise be entitled at the Effective Time. Except for the Registrant’s shareholders who receive cash in lieu of such fractional shares, each of the Registrant’s shareholders will hold the same percentage of Common Stock immediately following the Effective Time as such shareholder held immediately prior to the Effective Time.
          The Registrant’s common stock, which currently trades on the NYSE, is expected to trade on the NYSE on a post-split basis when the markets open on November 4, 2010. The post-split shares will continue to trade on the NYSE under the symbol “UFI” but has been assigned a new CUSIP number of 904677 200.
          The Registrant’s transfer agent will send instructions to the Registrant’s shareholders regarding the exchange of any physical certificates of Common Stock.
Forward Looking Statements
          Certain statements included herein contain forward-looking statements within the meaning of federal securities laws with respect to the expected trading of the Common Stock on the NYSE on a post-split basis that are based on management’s current expectations and estimates. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and often beyond the Registrant’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. The Registrant undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause the actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the approval by the NYSE of the Registrant’s listing application covering the post-split shares.
(b) Amendment to Registration Statements.
          The Registrant currently has on file with the Securities and Exchange Commission (i) a Registration Statement on Form S-3 that relates to the resale of shares of Common Stock that may be offered for sale from time to time by the selling shareholders named in the prospectus included as part of such registration statement, and (ii) five Registration Statements on Form S-8 that register shares of Common Stock to be issued to the Registrant’s officers and employees under its long-term incentive plans, all as listed below:
(1) Registration Statement on Form S-8 (No. 33-23201).

(2) Registration Statement on Form S-8 (No. 33-53799).

(3) Registration Statement on Form S-8 (No. 333-35001).

(4) Registration Statement on Form S-8 (No. 333-43158).

(5) Registration Statement on Form S-3 (No. 333-140580).

(6) Registration Statement on Form S-8 (No. 333-156090).
This current report is automatically incorporated by reference into each of the registration statements listed above, thereby amending each of them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of Common Stock deemed to be covered by each of such registration statements is proportionately reduced to give effect to the Reverse Stock Split at the Reverse Stock Split ratio of 1-for-3.
(c) Description of Common Stock.
          The Registrant is filing this subsection (c) of Item 8.01 of this Current Report on Form 8-K for the purpose of updating the Registrant’s description of the Common Stock. That description has been filed previously with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (as amended), and updated and amended from time to time. To the extent the following description is inconsistent with prior filings, it modifies and supersedes those filings.
DESCRIPTION OF UNIFI, INC. COMMON STOCK
     The statements in this description of the common stock of Unifi, Inc. (the “Registrant”) are brief summaries of, and are subject to the provisions of, the Registrant’s restated certificate of incorporation, restated by-laws, each as amended, and the relevant provisions of New York law.

Capitalization
          Under the Registrant’s restated certificate of incorporated (as amended, the “Restated Certificate of Incorporation”), the Registrant is authorized to issue 500,000,000 shares of its common stock, $.10 par value per share (the “Common Stock”), of which 20,059,655 shares were issued and outstanding as of November 4, 2010 (subject to the treatment of fractional shares in connection with the Reverse Stock Split as described above). The Common Stock is listed on the New York Stock Exchange Inc. under the ticker symbol “UFI”.
Voting Rights
          In general, each holder of the Common Stock is entitled to one vote per share. Directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election. Holders of the Common Stock do not have the right to cumulative voting in the election of directors.
          In general, the affirmative vote of the holders of two-thirds of all outstanding shares of Common Stock of the Registrant entitled to vote is required to approve a merger, a consolidation, a sale or other disposition of all or substantially all of the assets of the Registrant or the voluntary dissolution of the Registrant. Otherwise, any action requiring a shareholder vote requires the affirmative vote of the holders of a majority of the votes cast at a meeting by the holders of shares entitled to vote on the action.
Directors
          Pursuant to an amendment to the Registrant’s certificate of incorporation adopted by the Board of Directors and by the shareholders on October 22, 1987, a director of the Registrant is generally not liable to the Registrant or the Registrant’s shareholders for monetary damages for negligence and gross negligence, including grossly negligent business decisions involving takeover proposals for the Registrant, in the performance of the director’s duty of care. Other remedies, such as injunctive relief against, and rescission of actions taken by, the directors are still available. A director remains liable for monetary damages, however, if (i) the director’s acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of the law; (ii) the director personally gained a financial profit or other advantage to which the director was not legally entitled; or (iii) the director’s acts violated laws of the New York Business Corporation Law relating to the payment of dividends, purchase of shares or distributions of assets after dissolution.
Preemptive Rights; Conversion; Redemption; Sinking Fund
          The Common Stock does not have any preemptive rights, conversion rights, or redemption privileges, and is not entitled to any sinking fund.

Non-Assessable Shares
          All shares of Common Stock issued and outstanding are fully paid and non-assessable shares of capital stock of the Registrant.
Liquidation Rights
          In the event of complete liquidation, dissolution or winding-up of the affairs of the Registrant, holders of outstanding shares of the Common Stock would be entitled to share, in proportion to their respective interests, in the Registrant’s assets and funds remaining after payment, or provision for payment, of all debts and other liabilities of the Registrant.
Dividends
          The holders of shares of Common Stock are entitled to receive such dividends as the Board of Directors of the Registrant may declare out of funds legally available therefor. The payment of dividends by the Registrant will be subject to the restrictions of New York law applicable to the declaration of dividends by a business corporation. Under such provisions, dividends paid in cash or in other property of a corporation may only be paid if the corporation is not insolvent or would not be made insolvent by the payment of the dividend, or when the declaration or payment of the dividend would not be contrary to any other restriction contained in the corporation’s certificate of incorporation. A corporation generally may only pay such dividends out of its surplus. Stock dividends, if any are declared, may be paid from the Registrant’s authorized but unissued shares, or in treasury shares
          There can be no assurance as to the payment of dividends on shares of Common Stock in the future since such payment will depend upon the earnings and financial condition of the Registrant and other related factors, including approval by the Registrant’s Board of Directors.
Anti-Takeover Considerations
Control Share Acquisition Statutes
          In 1987, the North Carolina legislature adopted the North Carolina Control Share Acquisition Act related to certain rights provided to a corporation in connection with acquisitions of the corporation’s voting power above specified thresholds. The North Carolina legislature revised such Act effective June 5, 1989 to limit its scope to North Carolina corporations. By its terms, the North Carolina Control Share Acquisition Act does not apply to the Registrant because it is organized under the laws of the State of New York. New York has adopted a statute similar to the North Carolina Control Share Acquisition Act, but the statute does not by its terms apply to the Registrant because its principal place of business is not located in New York.
          The information set forth herein regarding the potential applicability of legislation in North Carolina or elsewhere which would have a general application to corporations having characteristics similar to that of the Registrant is current as of the date of this Current Report on

Form 8-K, but the Registrant makes no undertaking to update such information to reflect legislative or judicial developments.
North Carolina Shareholder Protection Act
          In 1987, the North Carolina legislature adopted the North Carolina Shareholder Protection Act related to certain rights afforded to a corporation’s shareholders in connection with specified acquisitions of the corporation’s voting powers; however, as of July 16, 1987, the Registrant elected pursuant to such Act not to be subject to the provisions contained therein.
          As of the filing of this Current Report on Form 8-K, no director or executive officer of the Registrant is aware of any pending or threatened effort to acquire control of the Registrant. In addition, there have been no proposals to any director or executive officer of the Registrant for merger or purchase of the securities or assets of the Registrant.
Stock Transfers
American Stock Trust & Transfer Company is transfer agent and registrar for the Registrant’s Common Stock.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Certificate of Amendment of the Registrant’s Restated Certificate of Incorporation, filed with the New York Department of State on November 3, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.
By:	/S/ CHARLES F. MCCOY
Charles F. McCoy
Vice President, Secretary and General Counsel

Dated: November 3, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Certificate of Amendment of the Registrant’s Restated Certificate of Incorporation, filed with the New York Department of State on November 3, 2010.